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                                                                   Exhibit 10.1

                             AMKOR TECHNOLOGY, INC.

                                VOTING AGREEMENT

This Voting Agreement (this "AGREEMENT") is made and entered into as of November 18, 2005 by and among Amkor Technology, Inc., a Delaware corporation (the "COMPANY"), James J. Kim ("MR. KIM"), The James and Agnes Kim Foundation, Inc., Trust U/D of James J. Kim dated 12/24/92 f/b/o Alexandra Kim Panichello, Trust U/D of James J. Kim dated 10/3/94 f/b/o Jacqueline Mary Panichello, Trust U/D of James J. Kim dated 10/15/01 f/b/o Dylan James Panichello, Trust U/D of James J. Kim dated 10/15/01 f/b/o Allyson Lee Kim, Trust U/D of James J. Kim dated 11/17/03 f/b/o Jason Lee Kim, and Trust U/D of James J. Kim dated 11/11/05 f/b/o Children of David D. Kim (collectively, the "INVESTORS"). Capitalized terms contained and not otherwise defined herein shall have the meaning ascribed to such terms in the Note Purchase Agreement (defined below).

                                    RECITALS

     A. The Company proposes to issue $100 million in aggregate principal amount of 6.25% Convertible Subordinated Notes due 2013 (the "NOTES"), convertible into shares of the Company's common stock, $0.001 par value (the "COMMON STOCK") pursuant to the terms and conditions of the Note Purchase Agreement (the "PURCHASE AGREEMENT") of even date herewith (the "FINANCING").

     B. Investors are the beneficial owners (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) of such number of shares of the outstanding capital stock of the Company, and such number of shares of capital stock of the Company issuable upon the exercise of outstanding options and warrants, as is indicated on the signature page of this Agreement.

     C. In consideration of the execution of the Purchase Agreement by the Company, Investors (in their capacity as such) have agreed to vote the Shares (as defined below) and over which Investors have voting power, in the manner set forth below.

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     1. SHARES. During the term of this Agreement, Investors agree to vote all shares issued upon conversion of the Notes (the "SHARES") in accordance with the provisions of this Agreement. For purposes of this Agreement, Shares shall not include any securities of the Company of which Investors are the beneficial owners immediately prior to the Closing of the Financing or any securities of the Company acquired by Investors other than upon conversion of the Notes subsequent to the date of this Agreement.

     2. VOTING. Until this Agreement is terminated pursuant to Section 3 hereof, Investors agree to vote and cause to be voted all Shares beneficially owned, either directly or indirectly, by them in a

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neutral manner on all matters submitted to the stockholders of the Company for a vote, whether required by the Company's charter or bylaws, pursuant to Delaware General Corporate Law or otherwise, including, but not limited to, the election of directors or a Change of Control Transaction (as defined below); provided, however, that to the extent that the Investors shall beneficially own, in the aggregate, securities of the Company representing less than forty-one and six-tenths percent (41.6%) of the then-outstanding voting power of the Company, then the Investors shall not be required to vote in a neutral manner such number of the Shares equal to the difference of (i) (x) the number of shares of Common Stock entitled to vote as of the record date set for any matter submitted for a vote of stockholders of the Company multiplied by (y) .416, less (ii) the total number of shares of Common Stock beneficially owned by the Investors in the aggregate on the record date set for such stockholder vote other than the Shares. In such instances, each Investor shall be entitled to vote a number of Shares in a non-neutral manner in direct proportion to such Investors beneficial ownership of voting securities of the Company. For purposes of this Agreement, "NEUTRAL MANNER" means in the same proportion to all other outstanding voting securities of the Company (excluding any and all voting securities beneficially owned, directly or indirectly, by Investors) that are actually voted on a proposal submitted to the Company's stockholders for approval. By way of example only, if 100,000 voting securities that are not beneficially owned by Investors are cast with 60,000 of such shares voting "For" a proposal, 30,000 of such shares voting "Against" a proposal, and 10,000 of such shares abstaining, Investors shall vote sixty percent (60%) of the Shares "For" the proposal, thirty percent (30%) "Against" the proposal and abstain with respect to ten percent (10%) of the Shares. The term "vote" shall include any exercise of voting rights whether at an annual or special meeting of stockholders or by written consent or in any other manner permitted by applicable law.

     3. TERMINATION. This Agreement shall terminate upon the earlier of (i) the Maturity Date of the Notes; (ii) at such time as no principal amount of the Notes or any Shares remains outstanding; (iii) a Change of Control Transaction; or (iv) the mutual agreement of the Company and Investors. "CHANGE OF CONTROL TRANSACTION" means either (a) the acquisition of the Company by another entity by means of any transaction or series of related transactions to which the Company is party (including, without limitation, any stock acquisition, tender offer, reorganization, merger or consolidation but excluding any sale of stock for capital raising purposes) that results in the voting securities of the Company outstanding immediately prior thereto failing to represent immediately after such transaction or series of transactions (either by remaining outstanding or by being converted into voting securities of the surviving entity or the entity that controls such surviving entity) a majority of the total voting power represented by the outstanding voting securities of the Company, such surviving entity or the entity that controls such surviving entity; provided, however, that the Financing or conversion of the Notes pursuant to the terms of the Purchase Agreement shall not constitute a Change of Control Transaction; or (b) a sale, lease or other conveyance of all or substantially all of the assets of the Company.

     4. ADDITIONAL SHARES. In the event that subsequent to the date of this Agreement any shares or other securities (other than pursuant to a Change of Control Transaction) are issued on, or in exchange for, any of the Shares by reason of any stock dividend, stock split, consolidation of shares, reclassification or consolidation involving the Company, such shares or securities shall be deemed to be Shares for purposes of this Agreement.

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     5. REPRESENTATIONS AND WARRANTIES OF INVESTORS. Investors hereby represent and warrant to the Company that, as of the date hereof, (i) Investors are the beneficial owner of the shares of Common Stock, and the options, warrants and other rights to purchase shares of Common Stock, set forth on the signature page of this Agreement, with full power to vote or direct the voting of the Shares for and on behalf of all beneficial owners of the Shares; (ii) the Shares are free and clear of any liens, pledges, security interests, claims, options, rights of first refusal, co-sale rights, charges or other encumbrances of any kind or nature (other than pursuant to the terms of restricted stock agreements as in effect on the date hereof); (iii) Investors do not beneficially own any securities of the Company other than the shares of Common Stock, and options, warrants and other rights to purchase shares of Common Stock, set forth on the signature page of this Agreement; (iv) Investors have and will have full power and authority to make, enter into and carry out the terms of this Agreement; (v) the execution, delivery and performance of this Agreement by Investors will not violate any agreement or court order to which the Notes or Shares are subject, including, without limitation, any voting agreement or voting trust; and (vi) this Agreement has been duly and validly executed and delivered by Investors and constitutes a valid and binding agreement of Investors, enforceable against Investors in accordance with its terms.

     6. LEGENDING OF SHARES. If so requested by the Company, Investors hereby agree that the Shares shall bear a legend stating that they are subject to this Agreement.

     7. FIDUCIARY DUTIES. Investors are signing this Agreement solely in their capacity as an owner of their respective Shares, and nothing herein shall prohibit, prevent or preclude Mr. Kim from taking or not taking any action in his capacity as an officer or director of the Company.

     8. MISCELLANEOUS.

          (a) Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and faxed, e-mailed, mailed, or delivered to each party as follows: (i) if to the Investors, at each Investor's address, facsimile number or e-mail address set forth in the Company's records, or at such other address, facsimile number or e-mail address as such Investor shall have furnished the Company in writing, or
(ii) if to the Company, at Amkor Technology, Inc., Attn: Chief Financial Officer, or at such other address or facsimile number as the Company shall have furnished to Investors in writing, with a copy to Robert Sanchez, Esq., Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304. All such notices and communications will be deemed effectively given the earlier of
(i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile or e-mail (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid. With respect to any notice given by the Company under any provision of the Delaware General Corporation Law or the Company's charter or bylaws, Investors agree that such notice may be given by facsimile or by electronic mail. In the event of any conflict between the Company's books and records and this Agreement or any notice delivered hereunder, the Company's books and records will control absent fraud or error.

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          (b) Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. The Company shall not permit the transfer (i) to any Affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of an Investor or (ii) to a person or entity with whom an Investor is part of a group for purposes of Section 13(d)(3) of the Exchange Act of any Shares on the Company's books or issue a new certificate representing any Shares unless and until the person or entity referred to in clauses (i) or
(ii) of this subsection shall have executed a written agreement pursuant to which such person or entity becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person or entity was a party hereto.

          (c) Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Delaware as applied to agreements entered into among Delaware residents to be performed entirely within Delaware, without regard to principles of conflicts of law.

          (d) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

          (e) Further Assurances. Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments (including proxies) and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.

          (f) Entire Agreement. This Agreement and the exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof. No party hereto shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein.

          (g) Specific Performance. Each of the parties hereto hereby acknowledge that (i) the representations, warranties, covenants and restrictions set forth in this Agreement are necessary, fundamental and required for the protection of the Company and its stockholders and to preserve for the Company and its stockholders the benefits of the Financing; (ii) such covenants relate to matters which are of a special, unique, and extraordinary character that gives each such representation, warranty, covenant and restriction a special, unique, and extraordinary value; and (iii) a breach of any such representation, warranty, covenant or restriction, or any other term or provision of this Agreement, will result in irreparable harm and damages to the Company which cannot be adequately compensated by a monetary award. Accordingly, the Company and Investors hereby expressly agree that in addition to all other remedies available at law or in equity, the Company shall be entitled to the immediate remedy of specific performance, a temporary and/or permanent restraining order, preliminary injunction, or such other form of injunctive or equitable relief as may be used by any court of competent jurisdiction to restrain or enjoin any of the parties hereto from breaching any representations, warranties, covenants or restrictions set forth in this Agreement, or to specifically enforce the terms and provisions hereof.


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          (h) Amendment. Except as expressly provided herein, neither this
Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and the Investors.

          (i) No Waiver. The failure or delay by a party to enforce any provision of this Agreement will not in any way be construed as a waiver of any such provision or prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and will not constitute a waiver of either party's right to assert any other legal remedy available to it.

          (j) Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.

          (k) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages will be deemed binding originals.

                            (signature page follows)


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     The parties have executed this Voting Agreement as of the date first above written.

                                        AMKOR TECHNOLOGY, INC.,
                                        A DELAWARE CORPORATION


                                        /s/ Kenneth Joyce
                                        --------------------------------------
                                        Signature of Authorized Signatory

                                        Kenneth Joyce, Exec. VP and CFO
                                        Name and Title of Authorized Signatory

                      (SIGNATURE PAGE TO VOTING AGREEMENT)

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                                        INVESTOR


                                        /s/ James J. Kim
                                        ---------------------------------------
                                        James J. Kim

                                        Shares Beneficially Owned:

                                        21,546,670 shares of Company Common
                                                   Stock

                                        139,516 shares of Company Common Stock
                                                issuable upon the exercise of
                                                outstanding options, warrants
                                                or other rights (1)

                                        Address:

                                        134 Enterprise Drive
                                        West Chester, PA 19380

(1)  Does not include any Shares

                      (SIGNATURE PAGE TO VOTING AGREEMENT)

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                                        /s/ Agnes C. Kim
                                        ----------------------------------------
                                        The James and Agnes Kim Foundation, Inc.

                                        By: Agnes C. Kim

                                        Title: President

                                        Shares Beneficially Owned:

                                        150,000 shares of Company Common Stock

                                        139,520 shares of Company Common Stock
                                                issuable upon the exercise of
                                                outstanding options, warrants or
                                                other rights (1)

                                        Address:

                                        134 Enterprise Drive
                                        West Chester, PA 19380

(1)  Does not include any Shares

                      (SIGNATURE PAGE TO VOTING AGREEMENT)

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                                        /s/ John T. Kim
                                        ----------------------------------------
                                        Trust U/D of James J. Kim dated 12/24/92
                                        f/b/o Alexandra Kim Panichello

                                        By: John T. Kim

                                        Title: Trustee

                                        Shares Beneficially Owned:

                                        10,000 shares of Company Common Stock

                                            -- shares of Company Common Stock
                                               issuable upon the exercise of
                                               outstanding options, warrants
                                               or other rights (1)

                                        Address:

                                        134 Enterprise Drive
                                        West Chester, PA 19380

(1)  Does not include any Shares

                      (SIGNATURE PAGE TO VOTING AGREEMENT)

                                        /s/ John T. Kim
                                        ---------------------------------------
                                        Trust U/D of James J. Kim dated 10/3/94
                                        f/b/o Jacqueline Mary Panichello

                                        By: John T. Kim

                                        Title: Trustee

                                        Shares Beneficially Owned:

                                        10,000 shares of Company Common Stock

                                            -- shares of Company Common Stock
                                               issuable upon the exercise of
                                               outstanding options, warrants or
                                               other rights (1)

                                        Address:

                                        134 Enterprise Drive
                                        West Chester, PA 19380

(1)  Does not include any Shares

                      (SIGNATURE PAGE TO VOTING AGREEMENT)

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                                        /s/ John T. Kim
                                        ----------------------------------------
                                        Trust U/D of James J. Kim dated 10/15/01
                                        f/b/o Dylan James Panichello

                                        By: John T. Kim

                                        Title: Trustee

                                        Shares Beneficially Owned:

                                        10,000 shares of Company Common Stock

                                            -- shares of Company Common Stock
                                               issuable upon the exercise of
                                               outstanding options, warrants or
                                               other rights (1)

                                        Address:

                                        134 Enterprise Drive
                                        West Chester, PA 19380

(1)  Does not include any Shares

                      (SIGNATURE PAGE TO VOTING AGREEMENT)

                                        /s/ John T. Kim
                                        ----------------------------------------
                                        Trust U/D of James J. Kim dated 10/15/01
                                        f/b/o Allyson Lee Kim

                                        By: John T. Kim

                                        Title: Trustee

                                        Shares Beneficially Owned:

                                        10,000 shares of Company Common Stock

                                            -- shares of Company Common Stock
                                               issuable upon the exercise of
                                               outstanding options, warrants or
                                               other rights (1)

                                        Address:

                                        134 Enterprise Drive
                                        West Chester, PA 19380

(1)  Does not include any Shares

                      (SIGNATURE PAGE TO VOTING AGREEMENT)

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                                        /s/ John T. Kim
                                        ----------------------------------------
                                        Trust U/D of James J. Kim dated 11/17/03
                                        f/b/o Jason Lee Kim

                                        By: John T. Kim

                                        Title: Trustee

                                        Shares Beneficially Owned:

                                        10,000 shares of Company Common Stock

                                            -- shares of Company Common Stock
                                               issuable upon the exercise of
                                               outstanding options, warrants or
                                               other rights (1)

                                        Address:

                                        134 Enterprise Drive
                                        West Chester, PA 19380

(1)  Does not include any Shares

                      (SIGNATURE PAGE TO VOTING AGREEMENT)

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                                        /s/ John T. Kim
                                        ----------------------------------------
                                        Trust U/D of James J. Kim dated 11/11/05
                                        f/b/o Children of David D. Kim

                                        By: John T. Kim

                                        Title: Trustee

                                        Shares Beneficially Owned:

                                            -- shares of Company Common Stock

                                            -- shares of Company Common Stock
                                               issuable upon the exercise of
                                               outstanding options, warrants or
                                               other rights (1)

                                        Address:

                                        134 Enterprise Drive
                                        West Chester, PA 19380

(1)  Does not include any Shares

                      (SIGNATURE PAGE TO VOTING AGREEMENT)